UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549

                                FORM 8-K

                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) November 25, 1996


                              CILCORP Inc.
         (Exact name of registrant as specified in its charter)

     Illinois                     1-8946               37-1169387
   (State or other               (Commission          (IRS Employer
    jurisdiction of               File Number)       Identification No.)
    incorporation)

         300 Hamilton Blvd., Suite 300, Peoria, Illinois   61602
                (Address of principal executive offices)


    Registrant's telephone number, including area code (309) 675-8810


                     CENTRAL ILLINOIS LIGHT COMPANY
         (Exact name of registrant as specified in its charter)

     Illinois                     1-2732            37-0211050
(State or other                (Commission       (IRS Employer
 jurisdiction of                File Number)      Identification No.)
 incorporation)

               300 Liberty Street, Peoria, Illinois  61602
                (Address of principal executive offices)

    Registrant's telephone number, including area code (309) 675-8810

Item 5. Other Events

CILCORP Inc. (the Company), a holding company, is the parent of Central Illinois Light Company (CILCO). CILCO is a regulated public utility under the laws of the State of Illinois.

On November 22, 1996, CILCO announced a voluntary early retirement incentive plan (Plan) to be offered to all management employees and office and technical employees, with the exception of Electric Production Division employees and Executive Officers. A voluntary early retirement incentive plan will also be offered for negotiation to representatives of the International Brotherhood of Electrical Workers, Local 51. The Plan is part of a continuing effort to improve operational efficiencies at CILCO and to better position it for competition in the energy services industry. To be eligible for the Plan, employees must have at least five years of service and be at least 50 years of age as of December 31, 1996. The Plan includes five years being added to each employee's age and five years added to each employee's years of service for retirement calculation. This is the second voluntary early retirement offer in the last two years to be extended to CILCO employees. The first plan became effective January 1, 1996. For further information about the impact of the first plan, see the Company's 1995 Annual Report filed on Form 10-K.

Elections to participate are due on December 31, 1996, with all retirements to be effective January 1, 1997. There are 210 CILCO employees who are eligible for the Plan. At this time management is not able to predict the number of employees who will participate in the Plan. If 136 employees elect to participate in the Plan, which represents the same percentage as those that participated in the first plan, the Company estimates that that the Plan would generate an after-tax charge of approximately $7.8 million against fourth quarter 1996 earnings and an annual after-tax cost reduction of approximately $5.2 million beginning in 1997. Both the estimated after-tax charge to earnings and the after-tax cost reduction could increase or decrease, depending upon the years of service, age, salaries, and number of employees who accept the offer.




                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                                     CILCORP Inc.
                                                     (Registrant)



Date November 25, 1996                                R. O. Viets
                                                      R. O. Viets
                                                    President and
                                                Chief Executive Officer


Date November 25, 1996                                J. L. Barnett
                                                      J. L. Barnett
                                                       Controller

                               SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CENTRAL ILLINOIS LIGHT COMPANY
                                             (Registrant)



Date  November 25, 1996                    T. S. Romanowski
                                           T. S. Romanowski
                                      Vice President and Chief
                                           Financial Officer




Date  November 25, 1996                    R. L. Beetschen
                                           R. L. Beetschen
                                      Controller and Manager
                                          of Accounting